Jefferies Gaming, Lodging, Media & Entertainment Conference May 8, 2006 Exhibit 99.1 * * *

Disclaimer
Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the federal securities law. Such statements are based on management’s beliefs, assumptions and expectations, which in turn are based on information currently available to management.  Actual performance and results could differ from those expressed in or contemplated by the forward-looking statements due to a number of risks, uncertainties and other factors, many of which are beyond Choice’s ability to predict or control.  For further information on factors that could impact Choice and the statements contained herein, we refer you to the filings made by Choice with the Securities and Exchange Commission, including our report on Form 10-K for the period ended December 31, 2005.
Additional corporate information may be found on the Choice Hotels’ Internet site, which may be accessed at www.choicehotels.com
*

Company Profile * * * *

Rodeway Inn | Econo Lodge | Suburban | Sleep Inn | Comfort | Quality | MainStay Suites | Comfort Suites | Clarion | Cambria Suites

BY CHOICE HOTELS

Company Profile
One of the Largest Hotel Companies in the World
More than 5,200 hotels open worldwide representing more
than 425,000 rooms
722 hotels under development representing approximately
57,000 rooms
Our Brands Cover Many Segments
Source: Choice Internal Data as of March 2006.
Limited Service
Full Service
Economy Mid-Price
Upscale
*

Company Profile
(cont.)
Core Competency Hotel Franchising
Highest returning model in the industry (vs.
management or ownership)
High margin, high cash flow with low capital
requirements
Scaleable and predictable
Provides profitable growth opportunities
Highly skilled in this area
*

Lodging Industry
Lodging Industry Is A Large, Profitable & Permanent Fixture of
the Economy
Roughly 50,000 hotels representing approximately 4.5 million rooms in the U.S.
Provides profitable growth opportunities -- Industry profits grew 23% to $21B in
2005
More than 30% of domestic hotel rooms (1.5 million) are independent (not affiliated with a chain)
Choice Is One Of The Largest Participants In The Industry
Only “pure-play” franchisor
Choice branded properties represent approximately 7% of U.S. hotel market share
Cendant (12%), Marriott (5%), Hilton (5%), IHG (5%)
Source: Smith Travel Research and Choice Internal Data as of March 2006 and December 2005.
*

Source: U.S. Census Bureau (2000 Census) and Choice Internal Data.
Lodging Industry (cont.) --
Typical Guest Profile
U.S. Hotel Choice Hotels'
Population Industry Guests
Household Income (mean)
$57,000 $74,000 $67,000
Age (average years) 35 years 47 years 47 years
Education (% college graduates) 24% 50% 45%
Employment
Professional/Executive/Manager 21% 48% 44%
Other Employment
41% 31% 36%
Retired/Homemaker/Student/Not Employed 38% 21% 20%
Child in Household 33% 34% 37%
Gender
(ages 18+) (of travel party) (of travel party)
Men (solo on trip) 49% 25% 26%
Women (solo on trip)
51% 15% 10%
Couple on Trip N/A 39% 44%
With Children or Other Adults N/A 22% 20%

Domestic System Growth
In Any Environment
3,039
3,123
3,244
3,327
3,482
3,636
3,834
4,048
2,500
2,700
2,900
3,100
3,300
3,500
3,700
3,900
4,100
1998 1999 2000 2001 2002 2003 2004 2005
Exceptional Franchise
Sales Capabilities
Source: Choice Internal Data as of December 2005.
Domestic Franchises On-Line
Investment Thesis
+5.6%
250
300
350
400
450
500
550
600
650
700
2000 2001 2002 2003 2004 2005
$5.0
$7.0
$9.0
$11.0
$13.0
$15.0
$17.0
Deals Initial Fee Revenue
Franchise Development
Initial Fees
$ in millions
New Executed
Contracts
*

Strong & Growing
Earnings
Source: Choice Internal Data as of December 2005. See Supplemental.
Investment Thesis (cont.)
+18%
Recurring EBITDA
$0.58
$0.76
$0.93
$1.07
$1.26
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
2001 2002 2003 2004 2005
Adjusted Diluted EPS
$108.7
$116.0
$125.2
$134.9
$152.8
$50
$65
$80
$95
$110
$125
$140
$155
$170
2001 2002 2003 2004 2005
+13%
….and EBITDA
*

Superior Returns On
Invested Capital
Investment Thesis (cont.)
15.3%
15.9%
14.7%
10.4%
27.7%
36.9%
49.5%
69.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
1998 1999 2000 2001 2002 2003 2004 2005
ROIC
Source: Bear Stearns March 2006 Equity Research – “U.S. Lodging – All Priced In
– Our Current Thinking on the Sector”
*

Investment Thesis (cont.)
Source: Bear Stearns March 2006 Equity Research – “U.S. Lodging – All Priced In
– Our Current Thinking on the Sector”
Disclaimer: Return on invested capital percentages are calculated by Bear Stearns’ lodging industry analysts in accordance with that firms’ methodologies. Please note that any calculations, opinions, estimates or forecasts regarding Choice Hotels International, Inc.'s performance made by Bear Stearns (and therefore the return on invested capital percentages) are theirs alone and do not represent calculations, opinions, forecasts or predictions of Choice Hotels International, Inc. or its management. Choice Hotels International, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.
Company 1998 1999 2000 2001 2002 2003 2004 2005
Owners- Operators
Hilton 6.1% 6.2% 5.8% 7.7% 7.9% 7.7% 8.2% 10.7%
Starwood 8.4% 6.9% 9.2% 7.5% 8.1% 6.3% 6.8% 6.3%
Orient Express International 9.1% 10.3% 11.1% 7.9% 6.5% 4.8% 4.9% 7.3%
Host Marriott 10.8% 11.8% 11.3% 8.3% 10.7% 6.2% 6.6% 7.1%
Sunstone Hotel Investors NA NA NA NA NA NA 7.6% 10.0%
Highland Hospitality NA NA NA NA NA NA 2.6% 6.4%
Owner/Operator Average 8.6% 8.8% 9.4% 7.8% 8.3% 6.2% 6.1% 8.0%
Managers-Franchisers
Marriott International 12.6% 11.2% 11.8% 8.5% 6.5% 6.4% 7.7% 8.5%
Four Seasons 12.0% 9.1% 12.4% 7.0% 4.3% 1.6% 4.2% -2.7%
Choice Hotels International 15.3% 15.9% 14.7% 10.4% 27.7% 36.9% 49.5% 69.1%
Manager/Franchiser Average 13.3% 12.1% 13.0% 8.6% 12.8% 14.9% 20.5% 25.0%
Overall Average 10.6% 10.2% 10.9% 8.2% 10.2% 10.0% 10.9% 13.6%
ROIC Trends Since 1998
*

Investment Thesis
(cont.)
Management Focused on Creating Value
Share repurchases – 66.6 million repurchased at $10.69 per
share as of March 31, 2006; represents nearly $712 million
since inception of program
Dividends – Current quarterly cash dividend of $0.13/share;
subject to board approval and business performance, expect to pay future dividends at comparable or increased rate in the
future
Equity Performance
5 year annualized share price appreciation in excess of 45%
Source: Choice Internal Data as of March 2006.  All share and per share amounts have been retroactively adjusted to reflect the 2 for 1 stock split effected in October 2005.
*

Investment Thesis (cont.)
Source: Copyright© 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
All rights reserved. www.researchdatagroup.com/S&P.htm
* $100 invested on
12/31/00 in stock or
index-including
reinvestment of
dividends. Fiscal year
ending December 31.
*
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CHOICE HOTELS INTERNATIONAL, INC., THE NYSE COMPOSITE (US)
INDEX
AND THE S & P HOTELS, RESORTS & CRUISE LINES INDEX
0
100
200
300
400
500
600
700
12/00 6/01 12/01 6/02 12/02 6/03 12/03 6/04 12/04 6/05 12/05
D
O
L
L
A
R
S
CHOICE HOTELS INTERNATIONAL, INC.
NYSE COMPOSITE
S & P HOTELS, RESORTS & CRUISE LINES

Choice Hotels – A Solid Foundation Built On Innovation *

A Solid Foundation Built On Innovation
Rich History of Innovation
“Good People” – Franchisees Recognize Choice
Associates As Being “Well-Liked” & “Easy To Work
With”
Quality Courts –
1st
Brand Name In
Hospitality (1939)
Wall-To-Wall Carpeting, In-Room Phones,
Daily Linen Changes, 24-Hour Front Desk
(1950’s)
Pre-Paid Telephone Reservations (1960)
24/7 Toll Free Reservations Number (1970)
Traveler Centric “3 Brand”
Segmentation (1981)
1st
Comfort Inn Opens (1981)
“Sunburst” Reservations System (1983)
Non-Smoking Rooms Standard (1984)
Sleep Inn Introduction (1986)
Source: Choice Internal Data as of March 2006.
*

QUALITY

Comfort
BY CHOICE HOTELS

SLEEP INN

MainStay Suites

Clarion

Econo Lodge

RODEWAY INN

CHOICE HOTELS INTERNATIONAL

Brand Portfolio Built Over 5 Decades
Organic Innovation Acquisitions
1940’s
1980’s
1990’s
Scale & Distribution Created By Focus On Core Competencies  --
Selling Franchises, Selling Hotel Rooms, Servicing Hotel
Operators
A Solid Foundation Built On Innovation (Cont.)
Source: Choice Internal Data as of March 2006.
*

7
500
575
675
900
1,962
3,244
0
1,000
2,000
3,000
4,000
1940 1950 1960 1970 1980 1990 2000
Domestic Franchises On-Line By Decade
Source: On-Line Franchise Numbers For 1950 through 1980 Are Estimates From Choice Internal Data.
A Solid Foundation Built On Innovation (Cont.)
*

Comfort®
BY CHOICE HOTELS

CAMBRIA SUITES
BY CHOICE HOTELS SM

Suburban
EXTENDED STAY HOTEL
BY CHOICE HOTELS

choice • ADVANTAGE

18 Re-Imaging Flagship Brand Acquiring & Launching New Products Creating Leading Edge Technology A Solid Foundation Built On Innovation (Cont.) *

Vision and Mission *

Vision and Mission
Our Vision:
To generate the highest return on investment of
any hotel franchise
Our Mission:
Deliver a franchise success system of strong
brands, exceptional services, vast consumer reach, and size, scale and distribution that delivers guests, satisfies guests, and reduces costs for our hotel owners
Our Passion:
Customer Profitability
*

Strategy & Management Philosophy
Strategy & Franchise Success System Clearly Articulated And
Centered Around Core Competencies & Growth
2006 Strategic Initiatives
• Strategically Grow Our Existing Brands
• Enter New Markets
• Improve Brands, Brand Recognition,
& Property Performance
• Improve Business Delivery
• Maximize Shareholder Returns
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
• Shareholders     • Franchisees     • Guests     • Employees
•
Franchise Success System
*

2006 Focus *

23 Strategically Grow Existing Brands Optimize Development Organization Continue to Align With Brand Strategies Diversify and Develop New Customers *

Achieve Growth In New Market Segments
Cambria Suites
Suburban Extended Stay Hotels
Build Capabilities in Upscale and Other Segments
Grow Internationally
Corporate Development
Transactions That Improve Our Core Business
Investments in Synergistic Businesses
*

Cambria Suites
Limited Service, Upscale, All-suites Brand
100% new construction
Rooms 25% larger than competition at similar per key cost
Targeted ADR of $110-$125
Primary audience is corporate traveler – secondary focus on leisure
23 Contracts Signed (10 in Q1 2006) – First Properties Opening This Winter
Ideal Location is Medium or Large Cities
Significant Interest from Mixed-Use Developers Based on Value and Design
Contracts To Date Include:
Akron/Canton
Aurora, CO (Denver)
Avondale, AZ (Phoenix)
Baltimore
Boise
Columbus
Fort Collins
Fort Myers
Green Bay, WI
Madison, WI
Savannah
Scottsdale
Source: Choice Internal Data as of March 2006.
*

Suburban Extended Stay Hotels
Acquired 2005
64 Franchises, nearly 8,500 rooms
Economy Extended Stay Segment
Targeted Construction Cost Per Key - $35K
Total Investment - $4-$5 million
Targeted Unlevered Return – 10% - 12%
Targeted Average Weekly Rate of $200+
Extended Stay Demand -- +4.9% in 2004 (faster
than 4.6% reported by STR for overall US hotel
industry)
Extended Stay Hotel Supply -- +2.4% in 2004; 5
year projected supply growth of 8%
Complements MainStay Suites Mid-Scale Brand
Significant Interest from Developers Based on
Value and Design
Franchises Located In 11 States Including:
Alabama
Florida
Georgia
Kentucky
Louisiana
Mississippi
North Carolina
South Carolina
Tennessee
Texas
Virginia
Source: Third Party Research; Choice Internal Data as of March 2006.
*

27 Improve Our Brands and Property Performance Stronger Property-Level Support Improve Property Management Systems Improve Brand Consistency Improve Guest Experience *

28 Improve Brand Recognition and Business Delivery Marketing and Reservations Programs Revenue Management Services Drive Reservations to Central Channels *

Strategy *

Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Build Strong Brands
Among World’s Most Recognizable Hotel Brands
Improved Brand Consistency and Quality
Improved ROI for Owners
Significantly Enhanced Franchise
Sales Capability
*

Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Vast Consumer Reach
$50+ Million Marketing and Advertising Plan
Creates brand awareness and loyalty
Drives traffic
Enhanced Loyalty Program
Over 4 million members
+$2 billion hotel program revenue to date
Strong Direct Sales Capability
$700 million in revenue
Source: Choice Internal Data as of December 2005.
*

Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Vast Consumer Reach
(cont.)
State-of-the-Art Reservations System – All Channels
$1.3 billion room revenue booked in 2005 – 31% delivery
Strong Synergies with Internet Distribution Channels
New Internet Channels Strengthen
Franchise
•
Increase distribution
•
Improve placement
•
Decrease complexity
•
Lower cost
•
Increase yield
Source: Choice Internal Data as of December 2005.
*

Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Exceptional Services
Complete Life-Cycle Service Offering
Nationwide Footprint of Field-Based Employees
State-of-the-Art Training Capabilities
Operational and Yield Management Technology
Purchasing Assistance
Generates more than $13 million in annual
revenue and lowers owner costs
Full Complement of Hands-On Services Improve
Profitability and Create Loyalty
Source: Choice Internal Data as of December 2005.
*

Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Guest
Satisfaction
Brand
Growth
& Equity
Increase
Business
Delivery
Reduce
Costs
Strong
Brands
Vast
Consumer
Reach
Exceptional
Services
Size,
Scale &
Distribution
Franchise Success System
Brand and Hotel Performance
Size, Scale, and Distribution
Lowers Costs and Increases Revenues for Owners
Enables Highly-Valued Capabilities
Brand awareness
National marketing
Reservations
Services
Technologies
Franchising Model is Difficult to Duplicate
Scale required to generate reasonable returns for
shareholders
Capital required to generate scale
Scale is a barrier to entry
*

Profitably Grow & Maximize Returns *

Business Focus
Profitably Grow
Improve brand performance – ROI to owners (business delivery, reduced operating and development costs, products, marketing, services)
Introduce new concepts (product design/innovation)
Increase distribution (franchise development)
Maximize Financial Returns and Create Value for Shareholders
Capital allocation – focus on returns
Capital structure – prudent leverage to maximize returns
S&P upgraded credit rating to BBB from BBB- in early 2005
Share repurchases
Dividends
*

Maximize Returns
1960 bps 49.5% 69.1% ROIC
15.6%
66.7%
22.9%
100 bps
Change
$94.4
$6.9
$108.1
61.0%
2004
$109.1
$11.5
$132.9
62.0%
2005
Year Ended December 31,
After-Tax Free Cash Flow
CAPEX
Cash Flow From Operations
Franchising Margins
($ in millions)
High Margins, After-Tax Free Cash Flow, and
Returns on Capital
Source: Choice Internal Financial Data, December 2005 and Bear Stearns March
2006 Equity Research – “U.S. Lodging – All Priced In – Our Current Thinking on
the Sector” See Supplemental.
*

Strong Financial Results
$170.0
$172.1
$187.1
$203.7
$230.0
$160.0
$170.0
$180.0
$190.0
$200.0
$210.0
$220.0
$230.0
$240.0
2001 2002 2003 2004 2005
Franchising Revenues
($ in millions)
Source: Choice Internal Data, December 2005. See Supplemental.
+ 13%
CAGR = 7.9%
*

Strong Financial Results
Unit Growth In Any Environment
Source: Choice Internal Data, December 2005.
2,500
2,700
2,900
3,100
3,300
3,500
3,700
3,900
4,100
1997 1998 1999 2000 2001 2002 2003 2004 2005
Domestic System Size
CAGR = 4.4%
*

Strong Financial Results
$108.7
$116.0
$125.2
$134.9
$152.8
$90
$100
$110
$120
$130
$140
$150
$160
2001 2002 2003 2004 2005
Recurring EBITDA
($ in millions)
Source: Choice Internal Data, December 2005. See Supplemental.
CAGR = 8.9%
+ 13%
*

Strong Financial Results
$0.58
$0.76
$0.93
$1.07
$1.26
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
2001 2002 2003 2004 2005
Adjusted Diluted EPS
Source: Choice Internal Data, December 2005. See Supplemental. Per share amounts retroactively adjusted for 2 for 1 stock split in October 2005.
CAGR = 21.4%
+ 18%
*

Strong Financial Results
Source: Choice Internal Data, December 2005.
250
300
350
400
450
500
550
600
650
700
1999 2000 2001 2002 2003 2004 2005
$5.0
$7.0
$9.0
$11.0
$13.0
$15.0
$17.0
Deals Initial Fee Revenue
Franchise Development
(New Contracts Sold)
$ in millions
Executed Contracts
*

Number of Executed Deals

CHOICE HOTELS INTERNATIONAL

171
164
243
138
188
287
0
50
100
150
200
250
300
350
Limited Service Full Service Economy
2004
2005
2005 Year End Development Results
Source: Choice Internal Data, December 2005.
16% Franchise Sales Improvement (552 to 639 deals)
Strong Financial Results
*

2005
Units
2004
Units
%
Change
2005
Units
2004
Units
%
Change
2005
Units
2004
Units
%
Change
Comfort Inn 53 38 39.5% 56 71 -21.1% 109 109 0.0%
Comfort Suites 89 79 12.7% 5 5 0.0% 94 84 11.9%
MainStay 14 16 -12.5% 0 1 -100.0% 14 17 -17.6%
Sleep 55 33 66.7% 2 0 NM 57 33 72.7%
Subtotal 211 166 27.1% 63 77 -18.2% 274 243 12.8%
Clarion 4 2 100.0% 31 28 10.7% 35 30 16.7%
Quality 5 8 -37.5% 148 133 11.3% 153 141 8.5%
Subtotal 9 10 -10.0% 179 161 11.2% 188 171 9.9%
Econo Lodge 4 4 0.0% 85 97 -12.4% 89 101 -11.9%
Rodeway 0 2 -100% 75 35 114.3% 75 37 102.7%
Subtotal 4 6 -33.3% 160 132 21.2% 164 138 18.8%
Cambria 13 0 NM 0 0 NM 13 0 NM
Total 237 182 30.2% 402 370 8.6% 639 552 15.8%
NEW CONSTRUCTION TOTAL CONVERSION
Year End Development Results
Source: Choice Internal Data, December 2005.
Strong Financial Results
*

Source: Choice Internal Data as of March 2006. See Supplemental.
1
st
Quarter Performance
(Dollars in thousands, except per share amounts)
2006 2005 % Change
Financial
Franchising Revenues 50,462 $         41,205 $       22.5%
Franchising Margins 59.1% 53.7% 540 bps
Cash Flow From Operations 24,283 $         16,867 $       44.0%
EBITDA (in thousands) 32,422 $         24,624 $       31.7%
Diluted EPS 0.26 $             0.18 $           44.4%
RevPAR* 31.23 $           28.54 $         9.4%
Development (Domestic)
Units On-line 4,070              3,868            5.2%
Rooms On-line 329,934          312,630        5.5%
Executed Contracts (Excludes Relicencings and 120                  103                16.5%
                                Assumptions)
Franchised Hotels Under Development 653                  399                63.7%
Three-Months Ended March 31,
* Amounts exclude Suburban activity from January 1, 2006 through March 31, 2006 because comparable pre-acquisition data for Q1 2005 is not available.
*

Create Value *

Create Value
Management Focused on Creating Value
Share repurchases – 66.6 million repurchased at $10.69 per
share as of March 31, 2006; represents nearly $712 million
since inception of program
Dividends – Current quarterly cash dividend of $0.13/share;
subject to board approval and business performance, expect to pay future dividends at comparable or increased rate in the
future
Equity Performance
5 year annualized share price appreciation in excess of 45%
Source: Choice Internal Data as of March 2006.  All share and per share amounts have been retroactively adjusted to reflect the 2 for 1 stock split effected in October 2005.
*

Closing Comments
Strong Earnings Per Share, EBITDA, and Cash Flow
Growth
Proven Earnings Stability Even through Industry/
Economic Downturns
Pure-Play Franchise Focus, Highest Returning
“Model” in the Industry
High Operating Margins
Significant Free Cash Flow
Experienced Management Team Focused on
Shareholder Value
*

Supplemental *

$2,360,000
$472,000
$9,595,000
$1,919,000
$8,955,000
$1,791,000
Estimated
Impact on
Royalties
$0.02
$0.004
$0.09
$0.02
$0.08
$0.02
Estimated
Impact on
Diluted EPS 1,2
5 bps increase =
1 bps increase =
Improvement in
Royalty Rate
5% (200 units)=
1% (40 units) =
5% =
1% =
Growth
New Franchise
Improvement
RevPAR
Revenue Driver
(1) Assumes Outstanding Diluted Shares of 66,727,799
(2) Assumed tax rate of 37.75%
Source: Choice Internal Analysis
Continuing Cash Flow Potential Multiple Revenue Levers
(Unaudited)
*

Targeted Per Room Construction Costs*

Cambria Suites

Comfort Suites

MainStay Suites

Comfort Inn

Sleep Inn

Suburban Extended Stay Hotels

Econo Lodge

Clarion

Comfort Inn

Quality

Rodeway Inn

Econo Lodge

CHOICE HOTELS INTERNATIONAL

Brand Targets
Conversion
New Construction
$29,000
$32,500
$52,000
$45,500
$67,000
$45
$65
$100+
Targeted Average
Daily/Weekly
Rate
Source: Choice Internal Data as of December 2005.
*Excludes cost of land.
$47,000
$38,500
$80
*

Recurring EBITDA
(Unaudited)
Source: Choice Internal Data, March 2006 & December 2005.
March 31 March 31
2006 2005 2005 2004 2003 2002 2001
Operating Income 30,073 $                 22,299 $                 143,750 $           124,983 $           113,946 $           104,700 $           73,577 $
Adjustments
Depreciation and Amortization 2,349                      2,325                      9,051                   9,947                   11,225                11,251                12,452
EBITDA 32,422 $                 24,624 $                 152,801 $           134,930 $           125,171 $           115,951 $           86,029 $
Adjustments
Impairment of Friendly Hotels plc investment -                          -                          -                       -                       -                       -                       22,713
Recurring EBITDA 32,422 $                 24,624 $                 152,801 $           134,930 $           125,171 $           115,951 $           108,742 $
Twelve Months Ended December 31, Three Months Ended

Calculation of Adjusted Net Income and Adjusted
Diluted Earnings Per Share (EPS) (Unaudited)
Source: Choice Internal Data, March 2006 & December 2005.
(In thousands, except per share amounts)
March 31 March 31
2006 2005 2005 2004 2003 2002 2001
Net Income 17,665 $         11,999 $         87,565 $         74,345 $         71,863 $         60,844 $         14,327 $
Adjustments:
Debt Extinguishment Costs -                   -                   -                   433                  -                   -                   -
Reversal of Provisions for Income Tax Contingencies -                   -                   (4,855)             (1,182)             -                   -                   -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                   -                   1,192              -                   -                   -                   -
Loss(Gain) on Sunburst Note Transactions -                   -                   -                   -                   (3,383)             -                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                   -                   -                   -                   -                   -                   37,166
Adjusted Net Income 17,665 $         11,999 $         83,902 $         73,596 $         68,480 $         60,844 $         51,493 $
Weighted Average Shares Outstanding-Diluted 66,728            66,643            66,336            69,000            73,349            80,114            89,144
Diluted Earnings Per Share 0.26 $             0.18 $             1.32 $             1.08 $             0.98 $             0.76 $             0.16 $
Adjustments:
Debt Extinguishment Costs -                   -                   -                   0.01                -                   -                   -
Reversal of Provisions for Income Tax Contingencies -                   -                   (0.08)               (0.02)               -                   -                   -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
-                   -                   0.02                -                   -                   -                   -
Loss(Gain) on Sunburst Note Transactions
-                   -                   -                   -                   (0.05)               -                   -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                   -                   -                   -                   -                   -                   0.42
Adjusted Diluted Earnings Per Share (EPS) 0.26 $             0.18 $             1.26 $             1.07 $             0.93 $             0.76 $             0.58 $
Three Months Ended Twelve Months Ended December 31,
*

Calculation of Franchising Revenues and
Margins (Unaudited)
Source: Choice Internal Data, March 2006 & December 2005.
(1) Marketing and reservation revenues are excluded as these represent contractual pass-throughs and are not profitable components of the company’s business.
(Dollar amounts in thousands)
March 31 March 31
2006 2005 2005 2004 2003 2002 2001
Franchising Revenues and Margins
Total Revenues 109,418 $          91,168 $            477,399 $          428,208 $          385,866 $          365,562 $          341,428 $
Adjustments:
     Marketing and Reservation  (1) (57,976)             (49,043)             (243,123)           (220,732)           (195,219)           (190,145)           (168,170)
     Hotel Operations (980)                   (920)                   (4,293)               (3,729)               (3,565)               (3,331)               (3,215)
Franchising Revenues 50,462 $            41,205 $            229,983 $          203,747 $          187,082 $          172,086 $          170,043 $
Operating Income 30,073 $            22,299 $            143,750 $          124,983 $
Adjustment:
     Hotel Operations (235)                   (172)                   (1,068)               (725)
Net 29,838 $            22,127 $            142,682 $          124,258 $
Franchising Margins 59.1% 53.7% 62.0% 61.0%
Three Months Ended Twelve Months Ended December 31,

Calculation of After-Tax Free Cash Flows
(Unaudited)
(In thousands)
December 31, December 31,
2005 2004
Net Cash Provided by Operating Activities 132,907 $         108,080 $
Acquisition of Suburban, net of cash acquired (7,314) -
Investment in property and equipment (11,504) (6,859)
Issuance of notes receivable (2,667) (2,264)
(Purchases) sales of investments, net (5,390) (4,158)
Proceeds from disposition of assets 2,811 -
Other items, net 214 (435)
Total Adjustments: (23,850) (13,716)
After-Tax Free Cash Flow
109,057 $         94,364 $
Twelve Months Ended
Source: Choice Internal Data, December 2005.

Non-GAAP Financial Measures
Recurring EBITDA, adjusted net income, adjusted diluted earnings per share, franchising revenues and margins and after-tax free cash flows are non-GAAP financial measurements.
These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the preceding exhibits which reconcile these measures to the comparable GAAP measurement.
*